UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/02/2009

EvergreenBancorp, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-32915

Washington	91-2097262
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1111 Third Avenue, Suite 2100, Seattle, Washington 98101
(Address of principal executive offices, including zip code)

206-628-4250
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

The 2009 Annual Meeting of Shareholders of EvergreenBancorp, Inc. was held on May 21, 2009. At the meeting, management responded to a series of questions posed by shareholders. On June 2, 2009, EvergreenBancorp posted on its website an excerpt of the meeting containing responses to questions raised at the shareholder meeting; a copy of which is attached as an exhibit and incorporated herein by reference to this report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
99.1   Questions and Answers from 2009 Annual Meeting of Shareholders, as posted on EvergreenBancorp, Inc. website on June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EvergreenBancorp, Inc.

Date: June 02, 2009	By:	/s/ Gordon D. Browning
Gordon D. Browning
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Questions and Answers from 2009 Annual Meeting of Shareholders, as posted on EvergreenBancorp, Inc. website on June 2, 2009.